Ingersoll Rand

Mike Lamach

Chairman and CEO

Vertical Research Partners Industrial Conference

September 2015

Safe Harbor

Ingersoll Rand

This presentation includes “forward-looking statements,” which are statements that are not historical facts, including statements that relate to the mix of and demand for our products, performance of the markets in which we operate, our share repurchase program including the amount of shares to be repurchased and timing of such repurchases, our projected 2015 third-quarter and full-year financial performance, the resolution of tax disputes previously described in the company’s periodic filings, the financial impact of such resolutions, expectations related to cash outflows related to the resolution, and assumptions regarding our effective tax rate. These forward-looking statements are based on our current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from our current expectations. Such factors include, but are not limited to, global economic conditions, demand for our products and services, the impact of currency and tax law changes. Additional factors that could cause such differences can be found in our Form 10-K for the year ended December 31, 2014, Form 10-Q for the quarter ended March 31, 2015 and June 30, 2015 and other SEC filings. We assume no obligation to update these forward-looking statements.

This presentation also includes adjusted non-GAAP financial information which should be considered supplemental to, not a substitute for, or superior to, the financial measure calculated in accordance with GAAP. Further information about the adjusted non-GAAP financial information is included in financial tables attached to the earnings news release that can be found at www.ingersollrand.com.

All data for beyond the second quarter of 2015 are estimates.

Our Model to Deliver Shareholder Value

Ingersoll Rand.

Sustainable, Profitable Growth and Shareholder Value

Accelerating Revenue Growth	Operational Excellence	Balanced Capital Allocation

- Strong, recognized brands
- Leading market shares
- Well positioned in both geographic and end markets

Employee Commitment, Engagement and Development Critical to Change Culture

Ingersoll Rand.

- Top-quartile performance for peer group and overall manufacturing companies
- High participation rate at 95%
- Improved on every survey dimension
- 95% retention of key talent


Employee Engagement Score
Satisfaction
Pride
Advocacy
Intent to Stay
2010
2012
2013
2014

FORTUNE WORLD'S MOST ADMIRED COMPANIES 2015

#1 in Category

#9 in Innovativeness Among All Most Admired Companies

CR's 100 Best Corporate Citizens 2015

Chief Executive BEST COMPANIES FOR LEADERS 2015

Distinguished Safety Performance Due to Rigor, Engagement of Employees

Ingersoll Rand.

Total Recordable Incident Rate



2.00
1.50
1.00
0.50
0.00
World Class Performance
2008
2009
2010
2011
2012
2013
2014
2015

Lost Time Incident Rate



0.40
0.30
0.20
0.10
0.00
World Class Performance
2008
2009
2010
2011
2012
2013
2014
2015

Focus and Positive Outcomes are Continuing

Year-Over-Year
Q1 2015 Performance



33%

Year-Over-Year
Q1 2015 Performance



65%

Our Business Operating System is Standard Framework for How We Operate

Ingersoll Rand

Longevity

Over 5 Years

Foundation of our commitment to operational excellence and growth excellence

Multi-year Performance Trend

- Top Quartile Revenue Growth
- Top Quartile EPS Growth
- Top Quartile TSR
- Top Quartile Employee Engagement

Lean Transformation

- **2013** — 40% of conversion costs
- **2014** — 60% of conversion costs
- **2015F** — ~80% of conversion costs and ~30% of employees

Maturity and Growth

+72%

Year-over-year increase in business operating system user base





Value Stream Expansion Offers Significant Opportunity to Grow and Expand Margins

Product Growth Team-Led Value Streams


Product Management
Engineering & Technology
Supply Chain
Sales Force Capability & Channel
Strategy & Analytics
Idea
Launch
Customer Value

Value Stream Discipline

- Rigorous analytics, market segmentation and customer insights
- Generating, developing and launching offerings
- Reduce cycle times and increase speed to market

Ingersoll Rand Possesses Expertise to Address Pressing World Challenges

- Energy Consumption
- Urbanization
- Food & Water Scarcity
- Climate Change
- Industrial Productivity & Efficiency






Global Opportunities

Demand for Sustainable Growth



75% of infrastructure globally that will exist in 2050 has yet to be built



In India, 85% of buildings that will exist in 2050 have yet to be built



We will see a 70-85% increase in our urban population in the next 35 years



The growing and urbanizing population will require housing and food

Adjusted Operating and EBITDA Margins Show Steady Improvements in Operating Performance



CAGR 2.6%
$11.9
$12.0
$12.3
$12.9
2011
2012
2013
2014
Revenue $, Bil.
11.6%
12.0%
12.3%
13.6%
8.7%
9.2%
9.6%
11.0%
2011
2012
2013
2014
Operating Margin
EBITDA

Balancing Capital Allocation Alternatives Creates Shareholder Value

Ingersoll Rand

Balance Sheet
- BBB Rating
- No debt maturities until 2018

Organic Investment
- New Product Dev.
- BOS expansion
- CAPEX=Depreciation

Shareholder Value

Competitive Dividend
- Peer group payout
- 28% dividend CAGR, 2011-15

M&A
- Focused on core businesses
- Value accretive on a risk adjusted basis

Share Repurchase
- Repurchased 98M shares for $4.6B from 2011-14
- At a minimum will offset share dilution

Returned $5.5 B to Shareholders 2011-14

Share Repurchase, $M


1,162
840
1,200
1,375
250
2011
2012
2013
2014
2015F

36.3	18.4	21.8	23.0	#Shares Purchased Mil.

- New authorization in 2014 of $1.5B ; ~$900 million remaining
- ~98M shares for $4.6B for 2011 to 2014
- Average share price of repurchase = $46.50 per share

Annual Dividend Per Share


28% CAGR
$0.43
$0.64
$0.84
$1.00
$1.16
2011
2012
2013
2014
2015F

- $1.16 per share dividend for 2015
- 2015 dividend increased by 16% from 2014
- 28% dividend CAGR 2011 to 2015

M&A Framework

- Maintaining disciplined process; pipeline built from strategic plan
- Leverage existing businesses products, technologies and geographies
- Accretive to EBITDA, EPS and ROIC first full year of ownership
- Best talent on integration teams
- Will not overpay

Cameron Centrifugal Compressor | **FRIGOBLOCK**

Key Product Lines



Engineered Air | Process Gas | Plant Air


FRIGOBLOCK

Ingersoll Rand

Much Progress…
More Opportunity Ahead

- Strong momentum and further upside
  - Attractive end markets
  - Leading brands and growth through innovation
  - Substantial position in developing markets with significant potential
- Excellent management team executing consistently on strategy
- Value creation model delivers sustainable results and returns to shareholders
  - Growth
  - Operational Excellence
  - Balanced capital allocation


THERMO KING




QX Series
Cordless Precision Screwdriver

3Q Market Update
No Change to 3Q EPS Forecast

Ingersoll Rand

- End markets continue to be choppy. Taking cost reduction and restructuring actions in soft areas
- Continuing difficult markets for Industrial across all regions and in Latin America
- North America HVAC Institutional demand recovery, solid demand in Commercial/ Industrial building market and aftermarket
- HVAC in Europe and Mid-East growing organically, flat to down with currency
- Residential and Thermo King demand as expected
- Choppy demand pattern in Asia. Slower China and emerging markets in short-cycle businesses compared with prior forecast

Ingersoll Rand

For additional information please contact::

Joe Fimbianti 704-655-4721

- or-

Janet Pfeffer 704-655-5319